                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, a director and/or officer of NIPPON TELEGRAPH AND TELEPHONE CORPORATION, a Japanese corporation (the "Company"), hereby constitutes and appoints Mr. Masayuki Hirata each of the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

              1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as director or officer of the Company, to a Registration Statement on Form F-3 relating to the shares of Common Stock and any Registration Statement on Form F-6 relating to American Depositary Receipts representing such shares to be filed with the Securities and Exchange Commission with respect to said securities, to any and all amendments, including post-effective amendments to such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement and amendments; and

              2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.


       Each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 3rd day of October, 1999.




/s/  SHIGEO SAWADA                              /s/ JUN-ICHIRO MIYAZU
---------------------------                     ----------------------------
Shigeo Sawada                                   Jun-ichiro Miyazu
Chairman                                        President
(Director)                                      (Principal Executive Officer)
                                                (Director)


/s/ NORIO WADA                                  /s/ YUSUKE TACHIBANA
---------------------------                     ----------------------------
Norio Wada                                      Yusuke Tachibana
Senior Executive Vice President                 Senior Executive Vice President
(Director)                                      (Director)

/s/ TOSHIYUKI MINESHIMA                         /s/ KUNIHIRO KATO
---------------------------                     ----------------------------
Toshiyuki Mineshima                             Kunihiro Kato
Executive Vice President                        Senior Vice President
(Principal Financial and Accounting Officer)    (Director)
(Director)




/s/ KANJI KOIDE                                 /s/ SHIGEHIKO SUZUKI
---------------------------                     ----------------------------
Kanji Koide                                     Shigehiko Suzuki
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




/s/ HIROMI WASAI                                /s/ TOYOHIKO TAKABE
---------------------------                     ----------------------------
Hiromi Wasai                                    Toyohiko Takabe
Senior Vice President                           Senior Vice President
(Director)                                      (Director)




---------------------------                      ---------------------------
Takashi Imai                                     Yotaro Kobayashi
Senior Vice President                            Senior Vice President
(Director)                                       (Director)

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, as President and Chief Executive Officer of NTT AMERICA, INC., a Delaware corporation (the "Company"),
                                                                     -------
hereby constitutes and appoints Mr. Masayuki Hirata the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company in the form of shares or American Depositary Shares, to be offered on terms to be determined at the time such securities are offered for sale, including specifically, but without limiting the generality of the foregoing power and authority:

                1. To sign the name of the Company and the name of the undersigned, individually and in his capacity as officer of the Company, to a Registration Statement on Form F-3 relating to the shares of Common Stock and any Registration Statement on Form F-6 relating to American Depositary Receipts representing such shares to be filed with the Securities and Exchange Commission with respect to said securities, to any and all amendments, including post-effective amendments to such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement and amendments; and

                2. To sign such other documents and do such other things as said agent and attorney-in-fact may deem necessary or appropriate in connection with the foregoing.


         The undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 3rd day of October, 1999.




                              /s/ KEISUKE NAKASAKI
                              -------------------------------------
                              Keisuke Nakasaki
                              President and Chief Executive Officer